EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002




Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in connection with the filing of the Annual Report on Form 10-KSB for the Year Ended December 31, 2006 (the "Report") by People's Liberation, Inc. ("Registrant"), each of the undersigned hereby certifies that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Registrant.






Date:  March 15, 2007              /s/ Daniel S. Guez
                                   -------------------------------
                                   Daniel S. Guez
                                   Chief Executive Officer






Date:  March 15, 2007              /s/ Darryn Barber
                                   -------------------------------
                                   Darryn Barber
                                   Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Peoples Liberation, Inc. and will be retained by Peoples Liberation, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.